                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                             ____________________


                                   FORM 8-K


                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): May 1, 2000



                      Shared Medical Systems Corporation
                      ----------------------------------
              (Exact Name of Registrant as Specified in Charter)

          Delaware                  0-7416               23-1704148
      -----------------          -------------       ------------------
       (State or Other            (Commission         (I.R.S. Employer
       Jurisdiction of            File Number)       Identification No.)
       Incorporation)

             51 Valley Stream Parkway, Malvern, Pennsylvania  19355
            -------------------------------------------------------
              (Address of principal executive offices)   (Zip Code)


        Registrant's telephone number, including area code 610-219-6300
                                                           ------------


                                Not Applicable
                                --------------
        (Former name or former address, if changed since last report.)
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ITEM 5.  Other Events.
         ------------

     The Company and Pittsburgh National Bank, as rights agent, entered into the Rights Agreement, dated as of May 1, 1991, as amended by the Company and ChaseMellon Shareholder Services, L.L.C. (successor rights agent to Pittsburgh National Bank), by Amendment No. 1 to the Original Rights Agreement, dated as of March 27, 2000.

     Effective as of May 1, 2000, the Company and ChaseMellon Shareholder Services, L.L.C. entered into Amendment No. 2 to the Rights Agreement ("Amendment No. 2") which provides that, notwithstanding any other provision of the Rights Agreement, neither the execution and delivery of the Agreement and Plan of Merger, by and among the Company, Siemens Corporation and Autobahn Acquisition Corporation, dated as of April 30, 2000, as the same may be amended from time to time, nor the performance thereof in accordance with its terms, nor any of the transactions contemplated thereby, shall cause Siemens Corporation or Autobahn Acquisition Corporation (or any Affiliate or Associate of either of them) to become an Acquiring Person or an Adverse Person or cause a Distribution Date or constitute or cause a Triggering Event, or otherwise result in the grant of any Rights to any person under the Rights Agreement or require any outstanding Rights to be exercised, distributed or triggered. Amendment No. 2 also amends certain provisions concerning the Rights Agent. (Capitalized terms used have the same respective meanings as in the Rights Agreement.)

     The foregoing description of the amendment to the Company's rights plan is qualified in its entirety by reference to Amendment No. 2, a copy of which is filed as exhibit 4.1 to this report.


ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

     (c) Exhibits.

         4.1 Amendment No. 2 to Rights Agreement, dated as of May 1, 2000, between Shared Medical Systems Corporation and ChaseMellon Shareholder Services, L.L.C., as Rights Agent.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      SHARED MEDICAL SYSTEMS CORPORATION


                                      By:  /s/ Terrence W. Kyle
                                         ------------------------------
                                           Terrence W. Kyle
                                           Senior Vice President,
                                           Chief Financial Officer,
                                           Treasurer, and Assistant
                                           Secretary

May 9, 2000